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                         EXHIBIT 24.1 POWER OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gordon L. Ellis his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file same, with exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                             TITLE                                      DATE

/S/ GORDON ELLIS                      Chairman of the Board of Directors            June 26, 1998
-----------------------------                                                     ------------------
Gordon L. Ellis

/s/ Larry Flanagan                    CEO & President, Director                     June 26, 1998
-----------------------------                                                     ------------------
E. Laughlin Flanagan

/s/ William Maligie                   CEO & President AMT USA, Director             June 26, 1998
-----------------------------                                                     ------------------
William A. Maligie

/s/ Jim Sanders                       Chief Financial Officer                       June 26, 1998
-----------------------------                                                     ------------------
James B. Sanders

/s/ Will Walls                        Secretary                                     June 26, 1998
-----------------------------                                                     ------------------
William Walls

/s/ Stephen Silbernagel               Director                                      June 26, 1998
-----------------------------                                                     ------------------
Stephen H. Silbernagel

/s/ John Sutherland                   Director                                      June 26, 1998
-----------------------------                                                     ------------------
John J. Sutherland

/s/ Darryl Jones                      Director                                      June 26, 1998
-----------------------------                                                     ------------------
Darryl F. Jones

/s/ Gerald Habib                      Director                                      June 26, 1998
-----------------------------                                                     ------------------
 Gerald A. Habib